CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME [Abstract]
Net income / (loss)	$ 1,486	$ (815)	$ (1,505)
Other comprehensive income (loss):
Foreign currency translation adjustment	18	(50)	(187)
Net change in accumulated comprehensive income (loss)	18	(50)	(187)
Total comprehensive loss	$ 1,504	$ (865)	$ (1,692)